SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                       AMENDMENT NO. 2 TO
                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 11, 1997




                      THE THORSDEN GROUP, LTD.
        (Exact name of registrant as specified in its charter)



                            DELAWARE
             (State or other jurisdiction of incorporation)



      000-24672                                        33-0611746
(Commission File No.)                                  (IRS Employer
                                                       Identification
                                                       No.)


                 4505 South Wasatch Blvd., Suite 340
                     Salt Lake City, Utah 84124
           (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (801) 424-0044

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

The purpose of this Amendment is to provide additional information concerning the business of The Thorsden Group, Ltd. ("Registrant" or "Thorsden" and its wholly owned subsidiary, Arkona, Inc. ("Arkona").

Thorsden is a Delaware corporation organized in 1992 for the purpose of seeking and acquiring business opportunities. In October 1997, the Company merged with Arkona, Inc., a Utah corporation, in a reverse triangular merger, accounted for as a purchase. Arkona's predecessor, Arkona LLC, a Utah limited liability company, was founded in September 1996. Since the merger, Thorsden has continued the business of Arkona of developing, marketing and selling software products for use in portable network computing. From time to time below, the term "Company" is used to refer collectively to Thorsden and Arkona.

Distributed Computing

For more than a decade, the computer industry has been striving to extend the value of stored information from large enterprise systems to networked desktop computers. Networked computing allowed corporations to empower workers by giving them direct control of information and applications. As a result, productivity skyrocketed in many instances. In recent years, the Internet has allowed companies to extend the scope and value of their networks even further. Members of the Internet's "connected" community can obtain a wide variety of corporate data. The Company believes a third iteration of this theme is quietly but forcefully gaining momentum. Information access is once again being extended further than ever before - this time to a wave of mobile, disconnected, and geographically distributed employees, partners, and customers. Organizations that take advantage of this third wave can finally apply corporate knowledge at its ultimate and most critical destination - the customer point of service.

Intelligent Synchronization

Arkona's unique software solutions are helping to bring about this "distributed" information wave by extending access to a business' most critical information and applications - large knowledge databases. These databases are monolithic in size and complexity which makes them inherently poor applications for mobile workers such as field sales and service representatives. However, field sales and service personnel have an acute and growing need for immediate access to large corporate databases.

When field personnel visit customers for sales or service calls, it is paramount that they arrive with all pertinent customer information, including detailed information on products, pricing, contracts, and any other information which might affect the customer. However, this kind of structured information is ideally suited for large corporate databases and workhorse computers. To make matters worse, the information is rarely stored in a single repository. The result is a complex computing environment difficult for field service professionals to access and efficiently utilize.

Thorsden believes that this simple requirement of efficiently extracting information from larger, disparate databases and seamlessly synchronizing it upon check in from the field is a struggle that costs corporations millions in lost knowledge capital, lost sales, and lost customers. The need to resolve this dilemma was the genesis of Arkona's software solutions.

Instead of aiming to displace large corporate databases, which function very well at the home office where there is ample computing power, Arkona extends the value of these databases by cleanly extracting mission critical information for point of service use. By doing so, Arkona's software maximizes existing software investments by working equally well with any of the widely used database systems including Oracle, Sybase, Informix, PeopleSoft, BAAN, SAP, Microsoft, and others.

How the Customer Benefits

Arkona's products and services help customers to:

Optimize Synchronization of Data and Applications. Arkona's Universal Update™ technology optimizes the process of synchronizing distributed and mobile data sources. The Universal Update Server™ reduces bandwidth requirements by distributing and reconciling only incremental differences between client and server data sources. Administrators may also define profiles for individual users, groups, or other servers. Information is customized and distributed based on business logic stored in the user profile.

Reduce the High Cost of Information and Application Updates. Arkona's synchronization solutions eliminate data "snapshots" mailed to the field, costly downtime for application updates, and time consuming support of remote installation procedures. Arkona's technology allows customers to simply, inexpensively and securely update and synchronize critical information and distributed applications.

Simplify the Delivery of Information. End-users can update information and applications with the click of a button, avoiding data/application reconciliation problems.

Profit from Flexible Synchronization Solutions. True object design and reusable code libraries allow Arkona to quickly and efficiently create proven synchronization solutions to a customer's exact specifications. Arkona's custom solutions take advantage of multiple data sources, data types, OS platforms, and various mobile devices.

Leverage and Revitalize Legacy Systems. Arkona's custom solutions easily integrate with existing corporate information and knowledge systems. Arkona designs distributed applications that extend a company's information system investments instead of replacing them.

Arkona's Solutions

Universal Update(tm);

The Universal Update client and server represent Arkona's core technology. These modules work as embedded components within specific vertical solutions. Arkona's customers and solution providers may choose to license the Universal Update technology for use in their own products, or can work with Arkona to build more specific vertical solutions.

Arkona OnSite(tm) Field Service

Arkona OnSite Field Service is Arkona's first vertical solution, designed specifically for field service engineers. Arkona OnSite gives field service engineers access to critical customer, product, and inventory information even when disconnected at the customer's site.

Arkona OnSite(tm) Publisher

Arkona OnSite Publisher is currently being designed in collaboration with an Arkona solution provider. The Company believes that Arkona OnSite Publisher will allow large reference publishers to virtually eliminate production and distribution of CD ROM publications in favor of on-line distribution. Electronic titles will be synchronized automatically with publisher archives and placed directly into a subscribers own electronic library solution. It is currently anticipated that the first implementation will be released to large legal publishers and law firms.

Project Roswell

The digital revolution has evolved around a simple notion -- that information should be permanent. Unlike other media formats, digital information can be stored forever, recovered at will, copied with ease, and shared anywhere. Unfortunately, these attributes also give digital information a more sinister side. Digital communication -- your email -- can just as easily be saved, copied, recovered, and redistributed by anyone at any time. Once an electronic email message has been sent, authors lose all control of their words. According to industry analyst Esther Dyson, "The challenge is not to keep everything secret, but to limit misuse of such information."

The Company has developed an approach to solving these problems. Dubbed "Project Roswell," ("Roswell") the Company's solution is being designed to facilitate communication and give content control back to the author. The project is presently in the design and architecture phase of development.
When the first version of the project is ready for launch, it is expected to give email users the chance to say how their words will be released, who can see them, how they can be redistributed, and if they can be printed, copied, or saved. While there can be no assurance that the safe-guards of Roswell-enhanced email will not be abused or circumvented by someone with the requisite degree of computer sophistication and an evil or malicious motive, subsequent versions will continue to raise the bar against potential abuse and compromise of security that is so easily breached, often accidentally, with current systems. The Company expects that the level of security embedded in the first implementation of Roswell will be sufficient to cover the needs of most of the users of the product recognizing the trusted communications inherent in most email.

The Company believes that the features of the first version of Roswell will address the needs of approximately 80% of the market. Enhancements increasing the security and further simplifying the product's usability will be added over time, as with all software.

The first version is expected to include the following key features:

Content RestrictionsAuthors can decide whether their email messages can be copied, saved, or pasted by the recipient.

Forwarding Restrictions     Authors can prohibit recipients from forwarding
their email in whole or in part.

Lifespan Limits Messages can be configured to self-destruct after a predefined period or be accessed only at certain times.

Dynamic Self-Destruction Messages may destroy themselves as they are read.

Persistence Limits Email authors can define the number of times any message can be viewed.

Message Withdrawal Authors can retract their Roswell enabled messages even after they have been sent over the Internet.

The essential features of Roswell will include:

     1. Email is created using the sender's favorite email software. Roswell is currently being designed as an add-on to existing email software. Secure Roswell email will be sent from any Java enabled email client including email products from Netscape, Microsoft, Lotus, and many others. Once an email has been authored, the user selects appropriate Roswell security and auditing options from a simple, easy to use GUI or relies on either the user-preset or embedded defaults.

     2. Roswell enabled mail server secures the email message. A Roswell enabled mail server encapsulates and encrypts the email message. The Roswell enabled email server can reside within a corporation or with an Internet service provider.

     3. Email recipient is notified. The Roswell enabled server notifies the email recipient that a secured Roswell email has been received. Each notification includes a hypertext link that quickly takes the recipient to the secured message.

     4. Access is granted using a personal password. Before the recipient can open Roswell secured email, the recipient must first be authenticated. This authentication process will employ industry standard authentication mechanisms.

     5. Content is controlled through sender-defined options. Even after access has been granted, Roswell secured email continues to be restricted by the sender defined options. Recipients cannot forward, save, or manipulate the original email in any way forbidden by the sender.

Subsequent versions are expected to include some or all of the following enhancements:

Auditing Using Roswell, email users will be able to track the exact date and time their messages were received and viewed. Authors will receive legal "Proof of delivery."

Anonymity  Roswell will hide the fact that email messages were ever sent.

Digital Watermark Email recipients will be notified if messages have been compromised.

Standards Compliance Roswell will be fully compliant with existing email and key-certificate standards.

Recipient Protection Recipients will be able to pre-screen their email by defining acceptable senders. Email from unacceptable senders will be returned unopened.

Roswell is expected to be a critical solution for a wide variety of industries, professions, and situations (and may well become the legally required standard of care). In fact, the Company believes Roswell-secured email should be used in any situation requiring discretion. Roswell is expected to be an ideal solution for:

     Legal communications
     Governmental agencies
     Contract negotiations
     Medical information
     Sensitive human resource information
     Communication of non-public corporate information
     Any information which should not be public
     White House interns
     Special Prosecutors

Roswell is currently in the design and architecture phase of development. It is anticipated that the product will evolve from its initial implementation, whi ch, as described above, will represent a level of functionality sufficient to cover most email users' privacy concerns. However, it is the Company's intended goal to implement other designs that eliminate intermediary services, further simplify the functionality and usability of the product and simultaneously increase the level of security in the product. The ultimate design goal is to meet the most stringent secure messaging requirements up to and including the standards of the US Department of Defense. Increasing levels of security will be implemented en route to achieving this final goal.
In addition, implementations beyond email will be designed and marketed once the email solution is successfully launched. Markets to be targeted after the initial Roswell project is delivered include, but will not necessarily be limited to: voice mail, pagers, databases, Usenet newsreads, and web publishing tools.

Although the Company believes that Roswell will be launched in its initial version by the end of 1998, with a goal of late summer 1998, there can be no assurance that the Company will successfully complete the project, that as completed, the product will include all or substantially all of the elements described above, or that any of a number of other risks will not adversely affect the outcome of the Roswell project. Additional funding will be required by the Company to complete Roswell. The Company expects to raise that funding through the private placement of its equity securities. There can be no assurance, however, that the funding will become available to the Company or that it will be made available on terms that are favorable to the Company. The sale or issuance of equity securities in such a transaction would result in immediate and most likely substantial dilution to the existing shareholders of the Company. In addition, the issuance of the Company's securities or securities convertible into the voting securities of the Company to developers or others who may assist in the development of Roswell or otherwise in the business activities of the Company would have a similar dilutive effect on the current shareholders of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.*

(b)  PRO FORMA FINANCIAL INFORMATION.*

(c)  EXHIBITS.

     2.1 Agreement and Plan of Merger dated October 11, 1997 (Schedules omitted)*

* Previously filed.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE THORSDEN GROUP, LTD.


Dated: April 3, 1998              By:  /s/ Marty Alfred
                                        ------------------------
                                        Marty Alfred
                                        Director of Operations